                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ David C. McCourt   (SEAL)
                                          _____________________________________
                                                    DAVID C. MCCOURT

Witness:

/s/ John D. Filipowicz
_____________________________________
  JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                   /s/ James Q. Crowe    (SEAL)
                                          _____________________________________
                                                     JAMES Q. CROWE

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ Stuart E. Graham   (SEAL)
                                          _____________________________________
                                                    STUART E. GRAHAM

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of    ,
1996.

                                                   /s/ Frank M. Henry    (SEAL)
                                          _____________________________________
                                                     FRANK M. HENRY

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ Richard R. Jaros   (SEAL)
                                          _____________________________________
                                                    RICHARD R. JAROS

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Julian do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ Robert E. Julian   (SEAL)
                                          _____________________________________
                                                    ROBERT E. JULIAN

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ Daniel E. Knowles  (SEAL)
                                          _____________________________________
                                                    DANIEL E. KNOWLES

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ David C. Mitchell  (SEAL)
                                          _____________________________________
                                                    DAVID C. MITCHELL

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of    ,
1996.

                                                     /s/ Eugene Roth     (SEAL)
                                          _____________________________________
                                                       EUGENE ROTH

Witness:

       /s/ John D. Filipowicz
_____________________________________
         JOHN D. FILIPOWICZ

                          SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ Walter Scott, Jr.  (SEAL)
                                          _____________________________________
                                                    WALTER SCOTT, JR.

Witness:

       /s/ John D. Filipowicz
_____________________________________
         John D. Filipowicz

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Thomas C. Stortz do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                  /s/ Thomas C. Stortz    (SEAL)
                                          _____________________________________
                                                    THOMAS C. STORTZ

Witness:

       /s/ John D. Filipowicz
_____________________________________
         John D. Filipowicz

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

    1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1995, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall I do, by virtue of these presents, herein set forth by me.

    2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 21, 1996 and such rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

    3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this     day of      ,
1996.

                                                 /s/ Michael J. Mahoney   (SEAL)
                                          _____________________________________
                                                   MICHAEL J. MAHONEY

Witness:

       /s/ John D. Filipowicz
_____________________________________
         John D. Filipowicz